EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, David L. Levine, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of eLandia International Inc. on Form 10-K/A for the annual period ended December 31, 2007, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-K/A fairly presents, in all material respects, the financial condition and results of operations of Elandia, Inc.

Date: May 19, 2008	By:	/s/ David L. Levine
David L. Levine
Principal Executive Officer